SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 24, 1996

                                 Toy Biz, Inc.

             (Exact Name of Registrant as Specified in its Charter)

Delaware                      1-13638                          13-3711775
(State or Other             (Commission                  (I.R.S. Employer
Jurisdiction of            File Number)                    Identification
incorporation)                                                          No.)

                 333 East 38th Street, New York, New York 10016
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 682-4700

              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, If Changed Since Last Report.)

C/M: 11391.0007 388984.1


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ITEM 5.           Other Events.

                  On July 24, 1996, the Registrant issued a press release announcing its financial results for the second quarter ended June 30, 1996.

ITEM 7.           Financial Statements and Exhibits.

(c)  Exhibits.

99.1.    Press release of the Registrant, dated July 24, 1996.

C/M: 11391.0007 388984.1
                                       2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TOY BIZ, INC.

                                                (Registrant)

Date: July 26, 1996

                                                By /s/ Daniel J. Werther

                                                Name:  Daniel J. Werther
                                                Title: Executive Vice President,
                                                       Senior Legal Officer
                                                       and Secretary

C/M: 11391.0007 388984.1
                                       3


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EXHIBIT INDEX

Exhibit

99.1.    Press release of the Registrant, dated July 24, 1996.

C/M: 11391.0007 388984.1
                                     4